UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

July 7, 2011

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-31940	25-1255406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One F.N.B. Boulevard
Hermitage, Pennsylvania		16148
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (724) 981-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosures.

On July 7, 2011, the Pittsburgh Post-Gazette published an article regarding the merger between F.N.B. Corporation (“FNB”) and Parkvale Financial Corporation (“PFC”). The article inadvertently stated that First National Bank of Pennsylvania (“FNB Bank”), FNB’s main operating subsidiary, intends to open a half-dozen new branches in the region. The article should have stated that FNB Bank intends to open three. A copy of the article is furnished herein as Exhibit 99.1.

Cautionary Statements Regarding Forward-Looking Information

Certain of the matters discussed in this communication constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These statements are based on the current expectations or predictions of F.N.B. Corporation (“FNB”) regarding its future financial or business performance or conditions and are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and FNB assumes no duty to update forward-looking statements.

In addition to factors previously disclosed in FNB’s and Parkvale Financial Corporation’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Parkvale Financial Corporation’s shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating FNB’s and Parkvale Financial Corporation’s businesses or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of FNB’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Additional Information About the Merger and Where to Find It

F.N.B. Corporation will file a registration statement on Form S-4 with the SEC. The registration statement will include a proxy statement/prospectus and other documents relating to the merger.

SHAREHOLDERS OF PARKVALE FINANCIAL CORPORATION ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement/prospectus and other relevant materials (when they become available), and any other documents F.N.B. Corporation has filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. Corporation has filed with the SEC by contacting James Orie, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317 or Parkvale Financial Corporation by contacting Gilbert A. Riazzi, Chief Financial Officer, 4220 William Penn Highway, Monroeville, PA 15146, telephone: (412) 373-4804.

Participants in the Merger Solicitation

FNB, Parkvale and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Parkvale’s shareholders in connection with the proposed merger. Information concerning such participants’ ownership of Parkvale Financial Corporation common stock will be set forth in the proxy statement/prospectus relating to the merger when it becomes available.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Article published in the Pittsburgh Post-Gazette on July 7, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

	By:	/s/ James G. Orie
James G. Orie,
Chief Legal Officer

Date: July 7, 2011